Exhibit 10.1
SIXTH AMENDMENT TO MASTER REPURCHASE AGREEMENT
THIS SIXTH AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of June 29, 2011, is by and between DHI Mortgage Company, Ltd., a Texas limited partnership (the “Seller”), and U.S. Bank National Association, a national banking association, as a Buyer, as Administrative Agent, and as Syndication Agent (“U.S. Bank”).
RECITALS
A. The Seller and U.S. Bank are parties to that certain Master Repurchase Agreement, dated as of March 27, 2008, as amended by a First Amendment to Master Repurchase Agreement, dated as of March 5, 2009, a Second Amendment to Master Repurchase Agreement, dated as of September 23, 2009, a Third Amendment to Master Repurchase Agreement, dated as of March 4, 2010, a Fourth Amendment to Master Repurchase Agreement, dated as of July 30, 2010 and a Fifth Amendment to Master Repurchase Agreement dated as of March 4, 2011 (as amended, the “Repurchase Agreement”).
B. The Seller and U.S. Bank desire to amend the Repurchase Agreement as provided herein.
AGREEMENT
In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.
Section 2. Amendments.
2.1 Committed Sum. Schedule BC to the Repurchase Agreement is amended and restated in its entirety to read as set forth on Exhibit A.
2.2 Approved Investors. Schedule AI to the Repurchase Agreement is amended and restated in its entirety to read as set forth on Exhibit B.
Section 3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon delivery by the Seller of, and compliance by the Seller with, the following:
3.1 This Amendment duly executed by the Seller and U.S. Bank.
3.2 Original resolutions of the Seller’s general partner’s board of directors, certified as of the date of this Amendment by the Seller’s general partner’s corporate secretary, assistant secretary, or other authorized officer, authorizing the execution, delivery, and performance by the Seller of this Amendment and all other documents and instruments to be delivered by the Seller pursuant to this Amendment (the “Amendment Documents”).

3.3 A certificate of the Seller’s general partner’s corporate secretary, assistant secretary, or other authorized officer as to (i) the incumbency of the Seller’s officers executing this Amendment and all other Amendment Documents executed or to be executed by or on behalf of the Seller and (ii) the authenticity of such officers’ signatures, specimens of which shall be included in such certificate or set forth on an exhibit attached to it (U.S. Bank shall be entitled to rely on that certificate until the Seller has furnished a new certificate to U.S. Bank).
3.4 Seller shall have paid to U.S. Bank a closing fee in the amount of $15,000. For the avoidance of doubt, this fee is in addition to and not in lieu of the Facility Fee payable under the Repurchase Agreement.
3.5 Such other documents as U.S. Bank may reasonably request.
Section 4. Miscellaneous.
4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all terms and provisions set forth in the Repurchase Agreement and the other Repurchase Documents that are inconsistent with this Amendment, and the terms and provisions of the Repurchase Agreement and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect.
4.2 Seller Representations and Warranties. The Seller hereby represents and warrants that the representations and warranties set forth in Section 15 of the Repurchase Agreement are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof.
4.3 Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.
4.4 Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement shall refer to the Repurchase Agreement as amended and modified hereby.
4.5 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applicable to the Repurchase Agreement.
4.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Seller, U.S. Bank, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without U.S. Bank’s prior written consent.

2

4.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.
4.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
4.9 ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[The next page is the signature page.]

3

IN WITNESS WHEREOF the parties have caused this Fourth Amendment to Master Repurchase Agreement to be executed as of the date first set forth above.

The Seller: DHI MORTGAGE COMPANY, LTD.
By:	DHI Mortgage Company, GP, Inc.,
its General Partner

By:	/s/ Mark C. Winter
	Name:	Mark C. Winter
	Title:	CFO/EVP

The Buyer, the Administrative Agent, and the Syndication Agent: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Edwin D. Jenkins
	Name:	Edwin D. Jenkins
	Title:	Senior Vice President
[Signature Page to Sixth Amendment to Master Repurchase Agreement]

EXHIBIT A
SCHEDULE BC
TO MASTER REPURCHASE AGREEMENT
THE BUYERS’ COMMITTED SUMS
(IN DOLLARS)

Buyer	Committed Sum

U.S. Bank National Association	From June 29, 2011 through
October 20, 2011:
$150,000,000

at all other times:
$100,000,000

EXHIBIT B
SCHEDULE AI
APPROVED INVESTORS

Approved Investors List
as of 06/29/2011
Related Parent
	S&P CP	Moody’s	Company Carrying
Investor	Rating	CP Rating	CP Rating	Product Eligibility
Alabama Housing Finance Authority	N/A	N/A		Conf
Bank of America, N.A.	A-1	P-1	Bank of America Corp.	Conf/Non-Conf
California Housing Authority	N/A	N/A		Conf
Charter Bank	N/A	N/A		Conf
Chase Home Equity	A-1	P-1	JPMorgan Chase & Co.	Conf/Non-Conf
Citimortgage, Inc.	A-1	P-1	Citibank, NA	Conf/Non-Conf
Colorado Housing and Finance Authority	N/A	N/A		Conf
Federal Home Loan Mortgage Corporation	A-1	P-1		Conf
Federal National Mortgage Association	A-1	P-1		Conf
Georgia Housing and Finance Authority	N/A	N/A		Conf
JPMorgan Chase Bank, N.A.	A-1	P-1	JPMorgan Chase & Co.	Conf/Non-Conf
Marsh Associates, Inc.	N/A	N/A		Conf
Minnesota Housing Finance Agency	N/A	N/A		Conf
New Mexico Housing Finance Authority	N/A	N/A		Conf
North Carolina Housing Finance	N/A	N/A		Conf
Oregon Housing and Community Services	N/A	N/A		Conf.
South Carolina State Housing Finance	N/A	N/A		Conf
Standard Mortgage Corporation	N/A	N/A		Conf
US Bank, N.A.	A-1	P-1	US Bancorp	Conf/Non-Conf
Washington State Housing Finance Commission	N/A	N/A		Conf
Wells Fargo Bank, N.A.	A-1	P-1	Wells Fargo & Company	Conf/Non-Conf